                                                                    EXHIBIT 99.1

DATE: April 17, 2000

FROM:                                           FOR:
Padilla Speer Beardsley Inc.                    Tower Automotive, Inc.
224 Franklin Avenue West                        4508 IDS Center
Minneapolis, Minnesota 55404                    Minneapolis, Minnesota 55402

John Mackay (612) 871-8877                      Scott Rued (612) 342-2310

FOR IMMEDIATE RELEASE

TOWER AUTOMOTIVE ANNOUNCES RECORD OPERATING RESULTS FOR THE FIRST QUARTER

     MINNEAPOLIS, April 17 -- Tower Automotive, Inc. (NYSE: TWR), today announced record operating results for the first quarter ended March 31, 2000.
     For the first quarter of 2000, revenues were $685 million, a 37 percent increase, compared with $499 million in the 1999 period. Operating income rose 33 percent to $72 million from $54 million reported last year. Net income for the first quarter of 2000 was $37 million, or 65 cents per diluted share outstanding, versus $28 million, or 51 cents per diluted share, in the comparable 1999 period.
     On February 22, 2000, and effective January 1, 2000, the company acquired all of the outstanding shares of Dr. Meleghy GmbH & Co. KG Werkzeugbau und Presswerk, Bergisch Gladbach ("Dr. Meleghy"). Dr. Meleghy designs and produces structural stampings, assemblies, exposed surface panels and modules for the European automotive industry. Dr. Meleghy operates three facilities in Germany and one facility in both Hungary and Poland. Its main customers include DaimlerChrysler, Audi, Volkswagen, Ford, Opel and BMW.
     In commenting on first quarter results, Dugald K. Campbell, president and chief executive officer of Tower Automotive, said, "Operational improvements at the Active locations and our newly acquired Dr. Meleghy operations contributed significantly to the overall increase in gross margin and earnings per share for the quarter. Our operating results were also positively impacted by the effects of continued strong sales on the light and medium truck, sport utility and car models we serve."
     Tower Automotive, Inc., produces a broad range of assemblies and modules for vehicle structures and suspension systems for the automotive manufacturers, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Auto Alliance, Fiat, BMW and Volkswagen. Products include body structural assemblies such as pillars and package trays, control arms, suspension links, engine cradles and full frame assemblies. The company is based in Grand Rapids, Mich., and has its corporate office in Minneapolis, Minn.

                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS - UNAUDITED)


                                         Three Months Ended Mar. 31,
                                         ---------------------------
                                              2000         1999
                                           ---------    ---------
Revenues                                   $ 685,364    $ 498,572

Cost of sales                                573,642      419,125
                                           ---------    ---------

  Gross profit                               111,722       79,447

Selling, general and administrative
    expenses                                  34,656       22,420

Amortization expense                           5,099        3,450
                                           ---------    ---------

  Operating income                            71,967       53,577

Interest expense, net                         13,197        7,267
                                           ---------    ---------

  Income before provision for
    Income taxes                              58,770       46,310

Provision for income taxes                    23,508       18,524
                                           ---------    ---------

  Income before equity in earnings of
    joint ventures and minority interest      35,262       27,786

Equity in earnings of joint ventures           4,480        2,913

Minority interest - dividends on trust
    preferred securities, net                 (2,619)      (2,623)
                                           ---------    ---------

  Net income                               $  37,123    $  28,076
                                           =========    =========

Basic earnings per common share            $    0.79    $    0.60

                                           =========    =========

Basic shares outstanding                      46,964       46,567
                                           =========    =========

Diluted earnings per common share          $    0.65    $    0.51

                                           =========    =========

Diluted shares outstanding                    63,926       63,789
                                           =========    =========

                     TOWER AUTOMOTIVE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)


                                                                  March 31,    December 31,
                                                                     2000          1999
                                                                -----------    -----------
                                   Assets                       (unaudited)
Current assets:
       Cash and cash equivalents                                $     1,727    $     3,617
       Accounts receivable                                          443,144        353,351
       Inventories                                                  127,790        110,897
       Prepaid tooling and other                                     97,657         90,191
                                                                -----------    -----------
             Total current assets                                   670,318        558,056
                                                                -----------    -----------
Property, plant and equipment, net                                1,154,868      1,075,861
Investments in joint ventures                                       300,886        290,705
Goodwill and other assets, net                                      692,627        627,928
                                                                -----------    -----------
                                                                $ 2,818,699    $ 2,552,550
                                                                ===========    ===========
            Liabilities and Stockholders' Investment
Current liabilities:
       Current maturities of long-term debt and capital lease
          obligations                                           $    21,807    $    13,876
       Accounts payable                                             323,144        276,673
       Accrued liabilities                                          124,917        140,567
                                                                -----------    -----------
             Total current liabilities                              469,868        431,116
                                                                -----------    -----------
Long-term debt, net of current maturities                           868,470        699,678
Obligations under capital leases, net of current maturities          20,211         21,543
Convertible subordinated notes                                      200,000        200,000
Deferred income taxes                                                61,212         50,736
Other noncurrent liabilities                                        173,219        163,592
                                                                -----------    -----------
          Total noncurrent liabilities                            1,323,112      1,135,549
                                                                -----------    -----------
Mandatorily redeemable trust convertible preferred securities       258,750        258,750

Stockholders' investment:
       Preferred stock                                                 --             --
       Common stock                                                     472            469
       Additional paid-in capital                                   445,330        437,210
       Retained earnings                                            331,645        294,522
       Warrants to acquire common stock                               2,000          2,000
       Deferred income stock plan                                    (8,942)        (4,484)
       Accumulated other comprehensive loss                          (3,536)        (2,582)
                                                                -----------    -----------
             Total stockholders' investment                         766,969        727,135
                                                                -----------    -----------
                                                                $ 2,818,699    $ 2,552,550
                                                                ===========    ===========



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